UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

N/A

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On Friday, September 12, 2014, the Loan Agreement by and between Azoff MSG Entertainment LLC (“AMSGE”) and Entertainment Ventures LLC, an indirect wholly-owned subsidiary of The Madison Square Garden Company (the “Company”), dated September 20, 2013, was amended to increase the loan facility from $50 million to $100 million. The increase was unanimously approved by the Company’s Board of Directors.

The Company acquired its 50% interest in AMSGE on August 30, 2013. The purpose of the investment was to form a strategic partnership that brings together the expertise and capabilities of each partner, with the goal of jointly entering into attractive new businesses that generate revenue, cash flow, and asset value for shareholders. The original $50 million loan facility to AMSGE was put into place to fund growth from acquisitions and organic development.

AMSGE has made investments for 50% interests in Levity Entertainment Group, Digital Brand Architects, Pop2Life, and Burns Entertainment. The core music management business continues to expand, and the development of the global music rights business is making significant progress.

The purpose of the increased loan facility is to enable AMSGE to capitalize on investment opportunities both within its existing businesses as well as others in its pipeline, with the goal of accelerating its revenue growth and profit trajectory.

The Company is pleased with the joint venture’s significant progress and its prospects to create meaningful value for shareholders.

Forward-looking Statements

This current report on Form 8-K may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including developments in the music rights business, availability of growth opportunities and financial community and rating agency perceptions of the Company, the joint venture and their businesses, operations, financial condition and the industry in which they operate and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY
(Registrant)

By:	/s/ Lawrence J. Burian
Name:	Lawrence J. Burian
Title:	Executive Vice President, General Counsel and Secretary

Dated: September 17, 2014

3